Exhibit 10.1

AMENDMENT NO. 5

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 10 day of November, 2005, by and between SABA SOFTWARE, INC., a Delaware corporation (“Borrower”), and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of October 31, 2003, as amended by that certain Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of February 10, 2004, that certain Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of May 25, 2004, that certain Amendment No. 3 to Amended and Restated Loan and Security Agreement dated as of August 20, 2004, and that certain Amendment No. 4 to Amended and Restated Loan and Security Agreement dated as of the Fourth Amendment Effective Date (as may be further amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has agreed to extend and make available to Borrower certain advances of money.

B. Borrower desires that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. Amendment to Loan Agreement.

1.1 Section 6.8 (Financial Covenant). Section 6.8 is amended in its entirety by replacing the text thereof with the following:

6.8 Financial Covenants.

Beginning on the Fourth Amendment Effective Date, Borrower shall have unrestricted cash and cash equivalents (net of Credit Extensions) as follows:

Period	Minimum Cash and Cash Equivalents
For any date that is a fiscal quarter end from the Fourth Amendment Effective Date through May 30, 2006	$11,000,000
For any date that is not a fiscal quarter end from the Fourth Amendment Effective Date through September 15, 2005, and from December 1, 2005 through May 30, 2006	$10,000,000
For any date that is not a fiscal quarter end from September 16, 2005 through November 29, 2005	$8,000,000
At any time from May 31, 2006, through May 30, 2007	$9,000,000
At any time from May 31, 2007, and any date thereafter	$7,500,000

1.2 Exhibit D, “Compliance Certificate” is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation and bylaws of Borrower (collectively, “Organizational Documents”) delivered to Bank on or prior to the Fourth Amendment Effective Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect as of the date hereof, and Borrower shall promptly deliver to Bank any amendments, supplements, restatements or other modifications to such Organizational Documents;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f) as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

2

Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3. LIMITATION. The consent and amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank.

4.2 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

4.3 Amendment Fee. Borrower shall have paid to Bank an amendment fee in the amount of $1,500.00.

5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

7. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	SABA SOFTWARE, INC.
a Delaware corporation

By:
Printed Name:
Title:

BANK:	SILICON VALLEY BANK

By:
Printed Name:
Title:

Exhibit A

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	SABA SOFTWARE, INC.
2400 Bridge Parkway
Redwood Shores, CA 94065

The undersigned authorized officer of SABA SOFTWARE, INC. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (as further amended, restated, or otherwise modified from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. In addition, the undersigned authorized officer of Borrower certifies that Borrower and each of its Subsidiaries (x) has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under Generally Accepted Accounting Principles (“GAAP”) and (y) does not have any legal actions pending or threatened against Borrower or any Subsidiary, which could result in damages or costs to Borrower or any Subsidiary of $500,000 or more and of which Borrower has not previously notified in writing to Bank. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements + CC	Monthly within 45 days	Yes	No
Annual (Audited)	FYE within 120 days	Yes	No
SEC Filings not available on EDGAR	Within 5 days after filing with SEC	Yes	No
Annual Financial Projections	FYE within 45 days	Yes	No

[continued on next page]

1

Financial Covenant	Required		Actual	Complies
Unrestricted cash and cash equivalents (net of Credit Extensions) on Borrower’s balance sheet as set forth in the Table 1.	Table 1.
	Period	Minimum Cash and Cash Equivalents
	For any date that is a fiscal quarter end from the Fourth Amendment Effective Date through May 31, 2006	$11,000,000	$	Yes	No

	For any date that is not a fiscal quarter end from Fourth Amendment Effective Date through 9/15/05, and 12/1/05 through 5/31/06	$10,000,000	$	Yes	No

	For any date that is not a fiscal quarter end from 9/16/05 through 11/29/05	$8,000,000	$	Yes	No

	At any time from June 1, 2006, through May 31, 2007	$9,000,000	$	Yes	No

	At any time from June 1, 2007, and thereafter	$7,500,000	$	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
SABA SOFTWARE, INC.
Date:
SIGNATURE	Verified:
AUTHORIZED SIGNER

TITLE	Date:

Date	Compliance Status:	Yes No

2